UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 17, 2007

AVISTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-31121	88-0383089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 1875 S. Grant Street, 10th Floor
San Mateo, California 94402
(Address of principal executive offices, including zip code)

(650) 525-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2007, Avistar Communications Corporation, or Avistar, entered into a set of amendments with JP Morgan Chase Bank, N.A., or JPMorgan (the Bank) to renew the $10M line of credit with the Bank.

Also, on December 14, 2007, JP Morgan and Gerald J. Burnett and The Gerald J. Burnett and Marjorie J. Burnett Revocable Trust entered into an Amendment to the Guaranty issued by Gerald J. Burnett and The Gerald J. Burnett and Marjorie J. Burnett Revocable Trust in favor of JPMorgan dated December 23, 2006.

The primary effect of these amendments was to extend the maturity date of the Revolving Credit Facility from December 23, 2007 to December 23, 2008.  Following these amendments, the total amount available for Avistar to borrow under the Credit Facility remained at $10 million and, as of December 17, 2007, the total principal amount borrowed by Avistar under the Facility was $3.0 million.

The Credit Facility is subject to customary terms and conditions, including several reporting and non-financial covenants.  As security for the payment of its obligations under the Facility, Avistar granted JPMorgan a security interest in and right of setoff against substantially all assets of Avistar, tangible and intangible.  The repayment of funds borrowed and interest accrued under the Credit Facility is also personally guaranteed by Gerald J. Burnett, Chairman and Chief Executive Officer of Avistar, who has pledged personal assets as collateral for the Credit Facility.

The foregoing description of the Credit Facility as amended does not purport to be complete and is qualified in its entirety by the terms and conditions of the Credit Facility, the guaranty and the related agreements, which were filed as exhibits to Avistar’s Annual Report on Form 10-K for the year ended December 31, 2006 and the amendments thereto which are expected to be filed as exhibits to Avistar’s Annual Report on Form 10-K for the year ending December 31, 2007.

On December 18, 2007, Avistar issued a press release announcing the extension of its Revolving Credit Facility with JP Morgan as described above. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Avistar Communications Corporation dated December 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

By:	/s/ Robert J. Habig
Robert J. Habig Chief Financial Officer

Date:  December 18, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Avistar Communications Corporation dated December 18, 2007